Financial Investors Trust

Listed Private Equity Fund

Class A, Class I and Class R Shares

SUPPLEMENT DATED MARCH 28, 2008 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED NOVEMBER 20, 2007

Effective June 2, 2008, the information below replaces the first paragraph of the section titled “WHAT ARE THE FUND’S PRINCIPAL INVESTMENT STRATEGIES?” found on pages 1 and 4 of the Class A prospectus, pages 2 and 5 of the Class I Prospectus and pages 2 and 5 of the Class R prospectus:

To achieve its objective, the Fund will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.

Effective June 2, 2008, the information below replaces the second paragraph of the section titled “INVESTMENT OBJECTIVES AND POLICIES” found on page 3 of the Class A, I and R Statement of Additional Information:

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. To achieve its objective, the Fund will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives that otherwise have the economic characteristics of Listed Private Equity Companies.  Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

In addition, the redemption fee for each Class A, I and R is waived for all redemptions that occur on or after the date of this supplement until the close of the New York Stock Exchange on May 30, 2008.